Net Realised Gains on Financial Assets (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Net Realised Gains on Financial Assets

	For the year ended 31 December
	2017	2016	2015
	RMB million	RMB million	RMB million
Debt securities
Realised gains	(9)	189	(4)
Impairment	(114)	(143)	—
Subtotal	(123)	46	(4)
Equity securities
Realised gains	2,808	8,505	32,622
Impairment	(2,643)	(2,513)	(321)
Subtotal	165	5,992	32,301
Total	42	6,038	32,297